FAIR VALUE INSTRUMENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Fair Value Disclosures [Abstract]
FAIR VALUE INSTRUMENTS

NOTE 14 — FAIR VALUE INSTRUMENTS

The carrying value of financial instruments reported in the accompanying Consolidated Balance Sheets for cash, accounts receivable, accounts payable and accrued expenses payable and other liabilities approximate fair value due to the immediate or short-term nature or maturity of these financial instruments. Based upon current borrowing rates with similar maturities, which are Level 2 fair value inputs, the carrying value of lines of credit, long-term debt, and the guaranteed purchase obligations approximates the fair value as of September 30, 2020 and December 31, 2019.

The following is a description of the valuation methodologies used for assets and liabilities measured at fair value on a recurring basis:

The Company granted warrants to purchase 33,333.33 shares of common units in connection with the stock purchase and redemption that occurred on December 27, 2017. The warrants had an exercise price of $0.01 and included a conditional put option, allowing the holder to require the Company to purchase the outstanding warrants, via a settlement upon the following events: (1) upon 75% repayment of senior indebtedness, (2) change in control from a sale transaction, and (3) the maturity of the related debt, which required the Company to settle the warrants in cash. The warrants were to expire December 27, 2027. The warrants also included a limited call right, where in the event of a sale transaction, the Company had the right to redeem, in cash, all the warrants simultaneously at the per common share price equal to the price set for the sale transaction.

On February 14, 2020, the Company consummated its reverse recapitalization.

The Company recorded the warrants issued based on the fair value at the date of grant and re-measured at each balance sheet date. The fair value of warrants classified as liabilities at the date of grant was estimated using a market approach. The valuation methodology was primarily a market-based approach using participants in the industrial and heavy-equipment retailing, wholesaling, and rental industry. A range of multiples was established taking company-specific risks into consideration and applied to Alta’s reported EBITDA to derive an implied enterprise value. To derive equity value, interest-bearing debt was removed.

The preceding methods described produced a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although management believed its valuation methods to be appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could have resulted in a different fair value measurement at the reporting date.

The Company redeemed all the warrants outstanding upon closing of the reverse recapitalization on February 14, 2020 and as of September 30, 2020, there were no warrant liabilities on the Consolidated Balance Sheet.

Contingent Consideration

The contingent consideration liability represents the fair value of the future earn-out liability that the Company may be required to pay in conjunction with the acquisitions upon the achievement of certain performance milestones. The earn-out for the acquisitions is measured at fair value in each reporting period, based on level 3 inputs, with any change to the fair value recorded in the Consolidated Statements of Operations.

PeakLogix LLC (“PeakLogix”)

The purchase agreement for the PeakLogix acquisition provides for earn-out payments of a minimum of $2.0 million up to $3.7 million which can be earned through June 30, 2025 based on meeting certain performance milestones. We estimated the fair value of the incremental $1.7 million earn-out payment based on a probability weighted range of outcomes analysis and applied a discount rate that appropriately captures a market participant’s view of the risk associated with the obligation. This analysis considered the earn-out payment thresholds, the minimum and maximum range of earn-out payments per the agreement and the expected future cash flows of PeakLogix. The earn-out will be remeasured at each balance sheet date using this approach and any resulting increase or decrease will be reflected in the income statement. Going forward, volatility in the amount of PeakLogix’s actual results and forecasted scenarios could impact the fair value of this contingent consideration.

The Company concluded the future minimum cash payments of $2.0 million will be treated as a non-contingent liability and recorded a $1.7 million liability related to the present value of these minimum cash payments. See Note 10, Long-Term Debt and Note 15, Business Combinations for further information.

In addition to the non-contingent liability, there is a potential earn out payment of $1.7 million to be paid to Sellers over a five-year period. The Company recorded a $1.0 million earn out liability as the acquisition date fair value in “Other Liabilities” on the Consolidated Balance Sheet. See Note 15, Business Combinations for further information.

Hilo Equipment & Services (“Hilo”)

The purchase agreement for the Hilo acquisition provides for one additional earn-out payment of $1.0 million based on meeting certain financial target which can be earned through July 1, 2023. We estimated the fair value of the earn-out liability based on present value of probability weighted expected future results. See Note 15, Business Combinations for further information.

The following table sets forth, by level of hierarchy, the provisional fair value of contingent liability for the earn-out considerations at net present value as of September 30, 2020, which was presented in “Other liabilities” on the Consolidated Balance Sheet:

	September 30, 2020
	Level 1	Level 2	Level 3
Liabilities: Contingent consideration	$—	$—	$1.8

NOTE 5 — FAIR VALUE INSTRUMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

There were no assets measure on a recurring basis at fair value at December 31, 2018. At December 31, 2019, there were marketable securities in the amount our $145,998,591 with a fair value hierarchy of Level 1 that was used at valuation inputs by the Company to determine such fair value.